Exhibit 99.2
ThredUp Inc.
First Quarter 2024 Supplemental Financials
Key Financial Metrics for the Quarter
•Revenue of $79.6 million
◦vs. $75.9 million in 1Q23
◦Growth of 4.8% YoY
•Gross profit of $55.3 million
◦vs. $51.1 million in 1Q23
◦Growth of 8.3% YoY
•Gross margin of 69.5%
◦vs. 67.3% in 1Q23
•GAAP net loss of $16.6 million
◦vs. net loss of $19.8 million in 1Q23
•Adjusted EBITDA loss of $0.7 million
◦vs. loss of $6.6 million in 1Q23
•Adjusted EBITDA loss margin of 0.9%
◦vs. loss margin of 8.7% in 1Q23
•Cash, cash equivalents, restricted cash and short-term marketable securities were $67.9 million at the quarter end
•Total quarter Active Buyers of 1.729 million
◦vs. 1.668 million in 1Q23
◦A increase of 3.7% YoY
•Total Orders of 1.651 million
◦vs. 1.511 million in 1Q23
◦An increase of 9.3% YoY
Conference Call and Webcast
•The live and archived webcast and all related earnings materials will be available at ThredUp’s investor relations website: ir.thredup.com/news-events/events-and-presentations.

Financial Outlook
For second quarter 2024, ThredUp expects:
•Revenue in the range of $81.0 million to $83.0 million
•Gross margin in the range of 71.0% to 73.0%
•Adjusted EBITDA margin in the range of 1.0% to 3.0%
•Depreciation and amortization of approximately $5.0 million
•Stock-based compensation of approximately $7.2 million
•Weighted-average shares of approximately 112 million

For fiscal year 2024, ThredUp expects:
•Revenue in the range of $328.0 million to $338.0 million
•Gross margin in the range of 71.0% to 72.0%
•Adjusted EBITDA margin in the range of 2.0% to 4.0%
•Depreciation and amortization of approximately $19.7 million
•Stock-based compensation of approximately $28.7 million
•Weighted-average shares of approximately 114 million

ThredUp Inc.
Condensed Consolidated Statements of Operations
(in thousands, except percentages, unaudited)
Three Months Ended	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Revenue:
Consignment	$48,536	$41,553	$37,470	$46,479	$53,415	$57,838	$55,877	$61,225
Product	27,885	26,392	33,848	29,443	29,243	24,211	25,516	18,363
Total revenue	76,421	67,945	71,318	75,922	82,658	82,049	81,393	79,588
Cost of revenue:
Consignment	10,218	9,087	7,661	9,220	9,580	10,131	10,801	10,502
Product	13,555	14,362	18,691	15,609	17,346	15,291	20,239	13,760
Total cost of revenue	23,773	23,449	26,352	24,829	26,926	25,422	31,040	24,262
Gross profit	52,648	44,496	44,966	51,093	55,732	56,627	50,353	55,326
Gross margin % of revenue	68.9%	65.5%	63.1%	67.3%	67.4%	69.0%	61.9%	69.5%
Operating expenses:
Operations, product and technology	43,961	38,702	33,818	38,347	39,771	40,355	38,239	41,051
Marketing	19,640	14,752	12,999	16,870	18,643	19,406	11,354	13,413
Sales, general and administrative	17,380	15,232	14,538	16,059	16,030	15,058	15,510	17,573
Total operating expenses	80,981	68,686	61,355	71,276	74,444	74,819	65,103	72,037
Operating expenses % of revenue	106.0%	101.1%	86.0%	93.9%	90.1%	91.2%	80.0%	90.5%
Operating loss	(28,333)	(24,190)	(16,389)	(20,183)	(18,712)	(18,192)	(14,750)	(16,711)
Operating loss % of revenue	(37.1)%	(35.6)%	(23.0)%	(26.6)%	(22.6)%	(22.6)%	(18.1)%	(21.0)%
Interest expense	(238)	(103)	(41)	(77)	(721)	(732)	(709)	(677)
Other income (expense), net	181	624	(3,065)	476	685	845	841	845
Loss before income taxes	(28,390)	(23,669)	(19,495)	(19,784)	(18,748)	(18,079)	(14,618)	(16,543)
Provision (benefit) for income taxes	9	9	4	9	12	3	(5)	11
Net loss	$(28,399)	$(23,678)	$(19,499)	$(19,793)	$(18,760)	$(18,082)	$(14,613)	$(16,554)
Net loss margin	(37.2)%	(34.8)%	(27.3)%	(26.1)%	(22.7)%	(22.0)%	(18.0)%	(20.8)%

ThredUp Inc.
Reconciliation of Net Loss to Adjusted EBITDA
(in thousands, except percentages, unaudited)
Three Months Ended	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Net loss	$(28,399)	$(23,678)	$(19,499)	$(19,793)	$(18,760)	$(18,082)	$(14,613)	$(16,554)
Stock-based compensation expense	10,058	7,177	6,059	9,391	7,628	7,888	6,775	7,211
Depreciation and amortization	3,407	3,539	3,816	3,681	4,836	5,364	4,851	4,933
Severance and other	1,076	1,809	(14)	—	551	507	138	2,986
Interest expense	238	103	41	77	721	732	709	677
Provision (benefit) for income taxes	9	9	4	9	12	3	(5)	11
Acquisition and offering-related expenses	70	—	—	—	—	—	—	—
Impairment of non-marketable equity investment	—	—	3,750	—	—	—	—	—
Adjusted EBITDA loss	$(13,541)	$(11,041)	$(5,843)	$(6,635)	$(5,012)	$(3,588)	$(2,145)	$(736)
Adjusted EBITDA loss margin	(17.7)%	(16.2)%	(8.2)%	(8.7)%	(6.1)%	(4.4)%	(2.6)%	(0.9)%

ThredUp Inc.
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(in thousands, except percentages, unaudited)
Three Months Ended	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Operations, product, and technology	$43,961	$38,702	$33,818	$38,347	$39,771	$40,355	$38,239	$41,051
Marketing	19,640	14,752	12,999	16,870	18,643	19,406	11,354	13,413
Sales, general, and administrative	17,380	15,232	14,538	16,059	16,030	15,058	15,510	17,573
Total operating expenses	80,981	68,686	61,355	71,276	74,444	74,819	65,103	72,037
Less: Stock-based compensation expense	(10,058)	(7,177)	(6,059)	(9,391)	(7,628)	(7,888)	(6,775)	(7,211)
Less: Severance and other	$(1,076)	$(1,809)	$14	$—	$(551)	$(507)	$(138)	$(2,986)
Total non-GAAP operating expenses	$69,847	$59,700	$55,310	$61,885	$66,265	$66,424	$58,190	$61,840
Non-GAAP operating expenses % of revenue	91.4%	87.9%	77.6%	81.5%	80.2%	81.0%	71.5%	77.7%

ThredUp Inc.
Stock-Based Compensation Expense Details
(in thousands, unaudited)
Three Months Ended	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Operations, product, and technology	$3,970	$2,480	$2,193	$3,671	$2,913	$2,858	$2,625	$2,571
Marketing	1,226	818	767	1,205	923	1,264	392	202
Sales, general, and administrative	4,862	3,879	3,099	4,515	3,792	3,766	3,758	4,438
Total stock-based compensation expense	$10,058	$7,177	$6,059	$9,391	$7,628	$7,888	$6,775	$7,211

ThredUp Inc.
Severance and Other Details
(in thousands, unaudited)
Three Months Ended	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Operations, product, and technology	$634	$1,260	$(22)	$—	$115	$148	$78	$1,197
Marketing	99	99	—	—	255	243	59	537
Sales, general, and administrative	343	450	8	—	181	116	1	1,252
Total severance and other	$1,076	$1,809	$(14)	$—	$551	$507	$138	$2,986

ThredUp Inc.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)
	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Assets:
Current assets:
Cash and cash equivalents	$51,073	$68,552	$56,084	$50,112
Marketable securities	25,856	5,575	8,100	12,399
Accounts receivable, net	3,782	5,993	7,813	6,929
Inventory	20,362	18,173	15,687	11,582
Other current assets	8,238	7,199	6,204	5,834
Total current assets	109,311	105,492	93,888	86,856
Operating lease right-of-use assets	45,265	43,090	42,118	47,138
Property and equipment, net	93,786	90,270	87,672	85,083
Goodwill	11,756	11,455	11,957	11,677
Intangible assets	9,346	8,460	8,156	7,329
Other assets	6,867	6,621	6,176	6,196
Total assets	$276,331	$265,388	$249,967	$244,279
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable	$8,780	$12,426	$9,457	$9,133
Accrued and other current liabilities	43,334	40,225	35,934	37,541
Seller payable	19,471	21,516	21,495	21,037
Operating lease liabilities, current	5,834	6,383	5,949	5,517
Current portion of long-term debt	3,830	3,834	3,838	3,843
Total current liabilities	81,249	84,384	76,673	77,071
Operating lease liabilities, non-current	47,356	45,257	44,621	49,750
Long-term debt, net of current portion	23,928	22,968	22,006	21,044
Other non-current liabilities	3,200	3,231	2,750	2,884
Total liabilities	155,733	155,840	146,050	150,749
Commitments and contingencies
Stockholders’ equity:
Common stock	11	11	11	11
Additional paid-in capital	569,780	577,740	585,156	592,193
Accumulated other comprehensive loss	(3,013)	(3,941)	(2,375)	(3,245)
Accumulated deficit	(446,180)	(464,262)	(478,875)	(495,429)
Total stockholders’ equity	120,598	109,548	103,917	93,530
Total liabilities and stockholders’ equity	$276,331	$265,388	$249,967	$244,279

ThredUp Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)
Three Months Ended	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Cash flows from operating activities:
Net loss	$(18,760)	$(18,082)	$(14,613)	$(16,554)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	4,836	5,364	4,851	4,933
Stock-based compensation expense	7,628	7,888	6,775	7,211
Reduction in carrying amount of right-of-use assets	1,970	1,611	1,567	1,667
Other	250	(232)	798	28
Changes in operating assets and liabilities:
Accounts receivable, net	(94)	(2,289)	(1,753)	815
Inventory	487	1,797	3,082	3,825
Other current and non-current assets	(721)	1,754	125	312
Accounts payable	(3,925)	3,872	(2,352)	(223)
Accrued and other current liabilities	101	(2,581)	(4,761)	1,742
Seller payable	1,605	2,057	(46)	(442)
Operating lease liabilities	(2,178)	(1,186)	(1,669)	(1,986)
Other non-current liabilities	(1,580)	250	21	65
Net cash provided by (used in) operating activities	(10,381)	223	(7,975)	1,393
Cash flows from investing activities:
Purchases of marketable securities	(7,878)	(1,973)	(8,064)	(8,665)
Maturities of marketable securities	24,900	22,500	5,600	4,500
Purchases of property and equipment	(6,613)	(1,483)	(2,209)	(1,620)
Net cash provided by (used in) investing activities	10,409	19,044	(4,673)	(5,785)
Cash flows from financing activities:
Repayment of debt	(1,000)	(1,000)	(1,000)	(1,000)
Proceeds from issuance of stock-based awards	1,690	1,625	1,401	727
Payment of withholding taxes on stock-based awards	(1,247)	(1,859)	(1,021)	(1,207)
Net cash used in financing activities	(557)	(1,234)	(620)	(1,480)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	864	(554)	162	(115)
Net change in cash, cash equivalents, and restricted cash	335	17,479	(13,106)	(5,987)
Cash, cash equivalents, and restricted cash, beginning of period	56,761	57,096	74,575	61,469
Cash, cash equivalents, and restricted cash, end of period	$57,096	$74,575	$61,469	$55,482

ThredUp Inc.
Reconciliation of GAAP Cash Flow to Non-GAAP Free Cash Flow
(in thousands, unaudited)
Three Months Ended	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Net cash provided by (used in) operating activities	$(10,381)	$223	$(7,975)	$1,393
Less: Purchases of property and equipment	(6,613)	(1,483)	(2,209)	(1,620)
Non-GAAP free cash flow	$(16,994)	$(1,260)	$(10,184)	$(227)

Investors
ir@thredup.com
Media
media@thredup.com
About ThredUp
ThredUp is transforming resale with technology and a mission to inspire the world to think secondhand first. By making it easy to buy and sell secondhand, ThredUp has become one of the world's largest online resale platforms for apparel, shoes and accessories. Sellers enjoy ThredUp because we make it easy to clean out their closets and unlock value for themselves or for the charity of their choice while doing good for the planet. Buyers enjoy shopping value, premium and luxury brands all in one place, at up to 90% off estimated retail price. Our proprietary operating platform is the foundation for our managed marketplace and consists of distributed processing infrastructure, proprietary software and systems and data science expertise. With ThredUp’s Resale-as-a-Service, some of the world's leading brands and retailers are leveraging our platform to deliver customizable, scalable resale experiences to their customers. ThredUp has processed over 172 million unique secondhand items from 55,000 brands across 100 categories. By extending the life cycle of clothing, ThredUp is changing the way consumers shop and ushering in a more sustainable future for the fashion industry.
Forward-Looking Statements
This financial supplement contains forward-looking statements within the meaning of the federal securities laws, which are statements that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “looking ahead” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this financial supplement include, but are not limited to, guidance on financial results for the second quarter and full year of 2024; statements about future operating results and our long term growth; trends, consumer demand and growth in the global and U.S. online resale markets; the momentum of our business; our investments in technology and infrastructure, including with respect to AI technologies; our ability to successfully integrate and realize the benefits of our past or future strategic acquisitions, investments or reorganization activities, including our intention to reshape ThredUp into an AI-powered resale company; the impact, including on an annualized basis, of our reduction in corporate expenses and headcount; the success and expansion of our RaaS® model and the timing and plans for future RaaS® clients; and our ability to attract new Active Buyers.
More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The forward-looking statements in this financial supplement are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing ThredUp’s views as of any date subsequent to the date of this financial supplement.

Additional information regarding these and other factors that could affect ThredUp's results is included in ThredUp’s SEC filings, which may be obtained by visiting our Investor Relations website at ir.thredup.com or the SEC's website at www.sec.gov.
Non-GAAP Financial Measures and Other Operating and Business Metrics
This financial supplement and the accompanying tables contain non-GAAP financial measures: Adjusted EBITDA loss, Adjusted EBITDA loss margin, free cash flow, Non-GAAP operating expenses, and other operating and business metrics. In addition to our results determined in accordance with GAAP, we believe that these non-GAAP financial measures and other operating and business metrics are useful in evaluating our operating performance and enhancing an overall understanding of our financial position. We use these measures and metrics to evaluate and assess our operating performance, and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures, when taken collectively with our GAAP results, may be helpful to investors because they provide consistency and comparability with past financial performance and assist in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. Our non-GAAP financial measures and other operating and business metrics are presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly-titled non-GAAP measures and other operating and business metrics used by other companies.
A reconciliation is provided above for Adjusted EBITDA loss to net loss and Non-GAAP operating expenses to total operating expenses, the most directly comparable financial measures stated in accordance with GAAP. We calculate Adjusted EBITDA loss as net loss adjusted to exclude, where applicable in a given period, stock-based compensation expense, depreciation and amortization, severance and other reorganization costs, interest expense, provision (benefit) for income taxes, acquisition and offering-related expenses, and impairment of non-marketable equity investment. Non-GAAP Adjusted EBITDA loss margin represents Non-GAAP Adjusted EBITDA loss divided by total revenue for the same period. Non-GAAP operating expenses are operating expenses adjusted to exclude stock-based compensation expense and severance and other.
A reconciliation is provided above for free cash flow to Net cash provided by (used in) operating activities, the most directly comparable financial measure stated in accordance with GAAP. We calculate free cash flow as Net cash provided by (used in) operating activities adjusted to exclude Purchases of property and equipment.
We encourage investors to review our results determined in accordance with GAAP and the accompanying reconciliations for more information.
An Active Buyer is a ThredUp buyer who has made at least one purchase in the last twelve months. A ThredUp buyer is a customer who has created an account and purchased in our marketplaces, including through our RaaS® clients, and is identified by a unique email address. A single person could have multiple ThredUp accounts and count as multiple Active Buyers.
Orders are defined as the total number of orders placed by buyers across our marketplaces, including through our RaaS® clients, in a given period, net of cancellations.